                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest                 AUGUST 30, 2000 (JUNE 30, 2000)
       event reported)

                                 LABARGE, INC.
             (Exact name of Registrant as specified in its charter)



                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)



       001-05761                                         73-0574586
(Commission File Number)                      (IRS Employer Identification No.)


9900A CLAYTON ROAD, ST. LOUIS, MISSOURI                    63124
(Address of principal executive offices)                 (Zip Code)


                                 (314) 997-0800
              (Registrant's telephone number, including area code)



                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

                                  LABARGE, INC.

                                    FORM 8-KA


         This is an Amendment to Registrant's Current Report on Form 8-K filed July 14, 2000 in which Registrant reported the sale of its indirect 90% equity interest in LaBarge Clayco Wireless L.L.C. The purpose of the Amendment is to file the following pro forma financial information.


Item 7.  Financial Statements

(b)      Pro forma financial information

The following unaudited pro forma condensed consolidated statements of operations for the year ended June 27, 1999 and the nine months ended April 2, 2000 present the Company's results of operations as adjusted to give effect to the divestiture of LCW as if it occurred on June 28, 1998. The accompanying unaudited pro forma condensed consolidated balance sheet as of April 2, 2000 presents the Company's financial position as if the divestiture occurred on April 2, 2000.

The unaudited pro forma financial statements should be read in conjunction with the Company's consolidated financial statements and notes thereto previously filed as part of the Company's most recent annual and quarterly reports on Forms 10-K and 10-Q for periods ended June 27, 1999 and April 2, 2000 respectively.

The unaudited pro forma information below is provided for information purposes only and is not necessarily indicative of what the actual financial position or results of operations of the Company would have been had the transaction actually occurred on the dates indicated, nor does it purport to indicate the future financial position or results of operations of the Company. Results of operations for the nine months ended April 2, 2000 may not be indicative of results of operations to be expected for a full year.

                                 LaBarge, Inc.
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                            Year Ended June 27, 1999
              (Dollars in thousands, except for per share amounts)

                                                                                             (2)
                                                                                           LaBarge
                                                                    (1)                Clayco Wireless         LaBarge, Inc.
                                                                   Actual                Divestiture             Pro Forma
                                                             -------------------    ---------------------   -------------------
              Net Sales                                      $            89,143    $              10,566   $            78,577

              Costs and Expenses
                  Cost of Sales                                          71,416                     8,724                62,692
                  Selling and Administrative Expense                     14,269                     1,291                12,978
                  Loss due to revaluation of impaired assets              4,573                         -                 4,573
                  Interest Expense                                        1,451                        67                 1,384
                  Loss from NotiCom                                       1,221                         -                 1,221
                  Minority interest income (loss)                           165                       165                     -
                  Other income, net                                        (361)                        1                  (362)
                                                             -------------------    ----------------------   -------------------
                  Total Costs                                            92,734                    10,248                82,486

              Net loss before income taxes                               (3,591)                      318                (3,909)
              Income tax (benefit) expense                                 (511)                      118                  (629)

                                                             -------------------    ----------------------   -------------------
              Net loss                                       $           (3,080)    $                 200    $           (3,280)
                                                             ===================    ======================   ===================

              Basic net (loss) earnings per common share     $            (0.20)                             $            (0.22)
                                                             ===================                             ===================
              Average common share outstanding                           15,157                                          15,157
                                                             ===================                             ===================

              Diluted net (loss) earnings per common share   $            (0.20)                             $            (0.22)
                                                             ===================                             ===================
              Average common shares outstanding                          15,157                                          15,157
                                                             ===================                             ===================


--------------

(1) The results of operations for LaBarge, Inc. for the year ended June 27, 1999 are based upon audited financial statements for LaBarge, Inc. as filed on Form 10-K for the year ended June 27, 1999.

(2) Reflects the statement of operations of LaBarge Clayco Wireless for the year ended July 2, 1999.

                                 LaBarge, Inc.
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                       Nine Months Ended April 2, 1999
              (Dollars in thousands, except for per share amounts)

                                                                                          (2)
                                                                                        LaBarge
                                                                  (1)               Clayco Wireless         LaBarge, Inc.
                                                                 Actual               Divestiture             Pro Forma
                                                           ------------------    ---------------------   -------------------
              Net Sales                                    $           63,764     $              9,942   $            53,822

              Costs and Expenses:
                  Cost of Sales                                        51,160                    8,375                42,785
                  Selling and Administrative Expense                   12,387                    1,147                11,240
                  Gain on settlement of Transmedica                    (2,300)                       -                (2,300)
                  Interest Expense                                      1,572                       84                 1,488
                  Loss from NotiCom                                     1,615                        -                 1,615
                  Minority interest income                                 33                        -                    33
                  Other income, net                                      (240)                      (4)                 (236)
                                                           -------------------    ---------------------   -------------------
                  Total Costs                                          64,227                    9,602                54,625

              Net loss before income taxes                               (463)                     340                  (803)
              Income tax (benefit) expense                               (124)                     126                  (250)

                                                           -------------------    ---------------------   -------------------
              Net loss                                     $             (339)    $                214    $             (553)
                                                           ===================    =====================   ===================

              Basic net (loss) earnings per common share   $            (0.02)                            $            (0.05)
                                                           ===================                            ===================
              Average common share outstanding                         14,748                                         14,748
                                                           ===================                            ===================

              Diluted net (loss) earnings per common share $            (0.02)                            $            (0.05)
                                                           ===================                            ===================
              Average common shares outstanding                        14,748                                         14,748
                                                           ===================                            ===================


-------------

(1) The results of operations of LaBarge, Inc. for the nine months ended April 2, 2000 are based upon the unaudited financial statements of LaBarge, Inc. as filed on Form 10-Q for the quarter ended April 2, 2000.

(2) Reflects the unaudited statement of operations of LaBarge Clayco Wireless for the nine months ended April 2, 2000.

                                 LaBarge, Inc.
            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                                 April 2, 2000
                             (Dollars in thousands)


                                                                              (2)
                                                                            LaBarge
                                                       (1)              Clayco Wireless             (3)              LaBarge, Inc.
                                                     Actual                Historical           Divestiture            Pro Forma
                                                -----------------    ---------------------  ----------------   ------------------
                          Assets
Current Assets
       Cash and Cash Equivalents                $             721     $                112   $         4,475    $           5,084
       Accounts and Notes Receivable                       16,570                    3,439                 -               13,131
       Inventories                                         21,247                      603                 -               20,644
       Prepaid Expenses                                       813                        -                 -                  813
       Deferred Tax Assets, net                               718                        -                 -                  718
                                                -----------------    ---------------------  ----------------   ------------------
       Total Current Assets                                40,069                    4,154             4,475               40,390

Property, Plant and Equipment, net                         12,863                      200                 -               12,663
Deferred Tax Assets                                         1,896                        -                 -                1,896
Investment in NotiCom                                       2,113                        -                 -                2,113
Intangible assets, net                                      6,331                        -                 -                6,331
Other assets, net                                           4,841                       41               115                4,915
                                                -----------------    ---------------------  ----------------   ------------------
Total Assets                                    $          68,113    $               4,395  $          4,590   $           68,308
                                                =================    =====================  ================   ==================

        Liabilities and Stockholders' Equity
Current Liabilities
       Short-term borrowings                    $           9,480    $                 900                 -   $            8,580
       Current maturities of LTD                            1,819                        -                 -                1,819
       Trade accounts payable                              10,373                    2,148                 -                8,225
       Accrued employee compensation                        3,663                       22                 -                3,641
       Other Accrued liabilities                            2,569                      132               405                2,842
                                                -----------------    ---------------------  ----------------   ------------------
       Total Current Liabilities                           27,904                    3,202               405               25,107

Long-term senior Debt                                      11,876                        -                 -               11,876
Subordinated Debt                                           4,424                        -                 -                4,424
Other long-term liabilities                                   117                        -                 -                  117
                                                -----------------    ---------------------  ----------------   ------------------

Total Liabilities                                          44,321                    3,202               405               41,524

Stockholders Equity
       Common Stock                                            158                       -                 -                  158
       Additional paid-in capital                           13,722                   1,100             1,100               13,722
       Retained Earnings                                    13,064                      93             3,085               16,056
       Less cost of common stock in treasury               (3,152)                       -                 -               (3,152)
                                                ------------------    --------------------  ----------------   ------------------

Total Stockholders' Equity                      $           23,792    $              1,193  $          4,185    $          26,784
                                                ------------------    --------------------  ----------------   ------------------


                                                ------------------    ---------------------  ----------------   ------------------
Total Liabilities and Stockholders Equity       $           68,113    $               4,395  $          4,590   $           68,308
                                                ==================    =====================  ================   ==================

                                 LaBarge, Inc.
            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                                 April 2, 2000
                             (Dollars in thousands)



--------------
(1) Reflects the unaudited consolidated balance sheet of LaBarge, Inc. as of April 2, 2000 prior to giving effect to the LaBarge Clayco Wireless divestiture.

(2) Reflects the unaudited balance sheet of LaBarge Clayco Wireless as of April 2, 2000.

(3) Reflects the divestiture of LaBarge Clayco Wireless including the following: i) cash proceeds, net of direct expenses of the sale, of $4.3 million and cash in an escrow account of $191,000, ii) the note receivable at estimated fair value, iii) net taxes payable on the gain after including the reduction in the deferred tax asset valuation allowance due to the utilization of a capital loss carry forward, and iv) the gain of approximately $3 million.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     LaBARGE, INC.


Date: August 30, 2000                                BY:/s/ Donald H. Nonnenkamp
                                                        ------------------------
                                                        Donald H. Nonnenkamp,
                                                        Vice President